Operating Leases - Supplemental consolidated balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Operating Leases
Right-of-use assets	$ 22,181	$ 12,267
Operating lease liabilities - current	5,697	6,326
Operating lease liabilities - non-current	16,048	5,688
Total lease liabilities	$ 21,745	$ 12,014
Weighted-average remaining lease term, operating leases	3 years 9 months 21 days	2 years 3 months 3 days
Weighted-average discount rate, operating leases	4.75%	4.75%